                                                                    Exhibit 99.1

The Emerging Markets Telecommunications Fund, Inc.
466 Lexington Avenue
New York, New York 10017


FOR IMMEDIATE RELEASE


Contact:  Investor Relations
          (800) 293-1232

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
               DISCLOSES INFORMATION TO BE PRESENTED AT A MEETING
                                WITH AN INVESTOR

NEW YORK, SEPTEMBER 14, 2004 Credit Suisse Asset Management, LLC ("CSAM"), the investment adviser to The Emerging Markets Telecommunications Fund, Inc. (NYSE:
ETF), will present the attached information to an investor at a meeting to be held later today.

          CSAM is part of Credit Suisse Asset Management, the institutional and mutual-fund asset-management arm of Credit Suisse First Boston ("CSFB"). As of June 30, 2004, Credit Suisse Asset Management managed over $335 billion in 14 countries, $12 billion of which is managed in the U.S. by CSFB's Alternative Capital Division, an affiliate of CSAM.

                                      * * *

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC. (ETF)


September 14, 2004


Emily Alejos, Chief Investment Officer
Michael Pignataro, Chief Financial Officer and Secretary


[CREDIT SUISSE ASSET MANAGEMENT LOGO]                                         1

CONTENTS

-   GLOBAL EMERGING MARKETS AT CSAM
       -  Assets Under Management
       -  Equity Professionals

-   FUND OVERVIEW
       -  Top Ten Holdings
       -  Policy and Market Outlook
       -  Performance

-   PRIVATE EQUITY
       -  Investment Rationale
       -  Performance
       -  Holdings and Distributions

-   THE DISCOUNT
       -  NAV vs. Market Price Return
       -  Share Repurchase Program
       -  Impact of Tender Offers
       -  History of the Fund

-   APPENDIX
       -  Footnotes
       -  Legal Disclosures


[CREDIT SUISSE ASSET MANAGEMENT LOGO]      September 2004               Slide 2

EMERGING MARKET ASSETS
AS OF JUNE 30, 2004

Total Emerging Markets Assets = $2.93 billion***

[CHART]

Global Emerging Markets   19%
Latin America              6%
Asia                      26%
Europe                    18%
Country Funds             12%
Sector Funds              19%

MANDATE                    US$ M
-----------------------   -------
Global Emerging Markets   $ 564.7
Latin America             $ 162.1
Asia                      $ 785.0
Emerging Europe           $ 519.5
Country Funds*            $ 341.5
Sector Funds**            $ 558.1

*    Country funds: Brazil, Chile, Greater China, Indonesia, Israel, Korea
**   Sector funds: Global Resources, Gold, Emerging Market Telecommunications
*** Assets include U.S. registered and non-U.S. registered Funds and assets managed by non-SEC registered advisors. No offering of products and services is made through this document.


[CREDIT SUISSE ASSET MANAGEMENT LOGO]      September 2004               Slide 3

EMERGING MARKETS EQUITY PROFESSIONALS

  TEAM MEMBER                           FUNCTIONAL TITLE                        LOCATION
----------------   ----------------------------------------------------------   ---------
Emily Alejos       Portfolio Manager, Latin America, GEMs, International        New York

Annabel Betz       Portfolio Manager, GEMs Economist/Strategist                 New York

Matthew Hickman    Portfolio Manager, Latin America                             New York

Inacio Ponchet     Portfolio Manager, Brazil                                    Sao Paulo

Neil Gregson       Head of Emerging Market Equities, Portfolio Manager, EMEA,
                   Global Resources                                             London

Elizabeth Eaton    Portfolio Manager, EMEA                                      London

Jay Bhutani        Research Analyst, Global Energy                              London

Simon Sheppard     Research Analyst, Global Resources                           London

Krisztina Kozma    Portfolio Manager, Hungary, Head of Office                   Budapest

Andrea Gidofalvy   Portfolio Manager, Hungary                                   Budapest

Gabor Toth         Portfolio Manager, Hungary                                   Budapest

Mariusz Blachut    Portfolio Manager, Poland                                    Warsaw

Pawel Klimkowski   Portfolio Manager, Poland                                    Warsaw

Petr Holinsky      Portfolio Manager, Czech Republic                            Prague

Peter Sartori      Portfolio Manager, Head of Asia ex-Japan                     Sydney

Boon H. Yeo        Portfolio Manager, Deputy Head of Asia ex-Japan              Sydney

Jonathon Ong       Portfolio Manager, Asia                                      Sydney

Eng-teck Tan       Portfolio Manager, Asia                                      Sydney

Information may refer to Credit Suisse Asset Management, LLC and its global affiliates. Advisory services of affiliates and their investment professionals that are not properly registered are not offered hereby.


[CREDIT SUISSE ASSET MANAGEMENT LOGO]      September 2004               Slide 4

TOP TEN HOLDINGS

AS OF JUNE 30, 2004

                                                   MSCI EMF TELECOM
TOP TEN HOLDINGS                      THE FUND %        INDEX %
-----------------------------------   ----------   ----------------
America Movil, S.A. de C.V.              15.1            12.0

China Telecom Corp. Ltd.                  6.1             4.4

Emerging Markets Ventures I L.P.          6.0             0.0

AO VimpelCom                              4.5             0.0

MTN Group Ltd.                            4.3             5.8

Telefonos de Mexico, S.A. de C.V.         4.3            10.9

Telkom South Africa Ltd.                  3.9             2.0

NCsoft Corp.                              3.4             0.0

Tele Norte Leste Participacoes S.A.       3.1             3.7

Telekom Malaysia Berhad                   3.1             2.1

Total                                    53.7            40.9


[CREDIT SUISSE ASSET MANAGEMENT LOGO]      September 2004               Slide 5

POLICY AND MARKET OUTLOOK

AS OF JUNE 30, 2004

[CHART]

COUNTRY BREAKDOWN VERSUS BENCHMARK

                                      ETF   MSCI EMF Telecoms
                                    -----   -----------------
Cash & Equivalents                   2.36                   0
Brazil                               6.92                8.81
Chile                                                    2.02
China                                6.04               18.55
Indonesia                            4.18                4.73
Investment Trusts (Multi-Country)    7.22                   0
Israel                               9.64
Malaysia                             3.09                3.48
Mexico                              19.38               22.86
Poland                                                   2.76
Russia                               9.54                1.37
South Africa                         8.17                7.83
South Korea                          7.04               10.76
Taiwan                                                   2.81
Thailand                                                 2.88
Other                               16.42               11.14

- With emerging market telecommunication stocks performing well in Q1, it was not surprising to see some profit-taking in Q2. The portfolio was positioned conservatively and performed slightly better than the benchmark as a result.

- Share issuance was in focus during the quarter with important secondary offerings occurring in both China and South Africa. The offerings initially weighed on share performance but both were ultimately successful and positive for the sector.

- Most recently we've reduced our strong overweight in Russia as a result of our ongoing political concerns (Yukos and other). On a fundamental basis, however, Russia is one of the most attractive growth markets for telecommunications (along with India, Brazil and Mexico).

* Other includes Argentina, Czech Republic, Egypt, Hungary, India, Israel, Pakistan, Philippines, Turkey, and Venezuela.


[CREDIT SUISSE ASSET MANAGEMENT LOGO]      September 2004               Slide 6

COMPARATIVE PERFORMANCE REPORT

AS OF JUNE 30, 2004

                                          INCEPTION
                                            DATE      2000    2001    2002    2003   1Q04   2Q04   YTD
---------------------------------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOM FUND, INC.     6/17/92

  NAV Return                                          -37.8%  -17.3%  -19.3%  24.6%  11.0%  -3.4%   7.3%

  Market Price Return                                 -37.7   -13.2   -18.3   29.5   13.3   -9.2    2.8

MSCI Emerging Markets Index(a)                        -30.6    -2.4    -6.0   55.8    9.6   -9.6   -1.0

MSCI Emg. Mkts. Telecom Index(b)                      -31.1   -19.3   -20.9   42.5    9.0   -3.7    5.0

- Relative performance continued to be positive in the second quarter of 2002, with the Fund beating the MSCI Emerging Markets Telecommunications Index by 30 basis points for the period. Year to date, the Fund has outperformed the Telecom Index by 230 basis points and the broad emerging markets index by 830 basis points.

- Strong performance during the second quarter was mostly a result of stock selection in Asia, asset allocation and stock selection in Latin America, and stock selection in Europe, the Middle East and Africa. Stock selection was particularly strong in South Korea due to the inclusion of a non-benchmark company called NCsoft Corp, an on-line gaming company. The Korean market was a poor performer in the second quarter down approximately 11%. NCsoft, in contrast, was up 34% for the period. Also positive for performance was the decision to underweight Latin American telecommunications securities which were down 5%.

- Private placements had an average weight of 21.6% of the Fund and were down approximately 5% for the quarter. Year to date, the public securities portion of the Fund is up 12.2% vs. the Telecom Index which is up 5%.


[CREDIT SUISSE ASSET MANAGEMENT LOGO]      September 2004               Slide 7

PRIVATE EQUITY INVESTMENT RATIONALE

INVESTMENT RATIONALE: We believe private equity investments add value over the long-term. Fund shareholders should expect the Fund to hold both publicly traded and non-publicly traded securities for the foreseeable future.

- As of August 31st, the private equity holdings in the Fund were valued at $17.3 million, totaling 21.9% of the portfolio's net assets.

- The remaining open commitments are $10.9 million. If all of the open commitments are called, private equity would account for over 30% of the portfolio.


[CREDIT SUISSE ASSET MANAGEMENT LOGO]      September 2004               Slide 8

PRIVATE EQUITY PERFORMANCE

PRIVATE EQUITY PERFORMANCE HAS LAGGED RECENTLY...

                                                      YEAR ENDED   QUARTER ENDED   QUARTER ENDED   YEAR TO DATE
                                                      31-DEC-03      31-MAR-04       30-JUNE-04     30-JUNE-04
The Emerging Markets Telecommunications Fund

   NAV Return                                            24.6%         11.0%           -3.4%           7.3%
   Portfolio return excluding Private Placements(c)      48.5%         15.6%           -2.9%          12.2%
   Private Equity IRR(d)                                -12.5%         -3.2%           -4.8%          -7.9%

   MSCI Emerging Markets Index(a)                        55.8%          9.6%           -9.6%          -1.0%
   MSCI Emerging Markets Telecom Index(b)                42.5%          9.0%           -3.7%           5.0%


....BUT HAS ADDED VALUE OVER TIME.

                                        PRIVATE      ETF NAV
                       YEAR          EQUITY IRR(d)   RETURN
                       1998              31.0%        -18.5%
                       1999              55.0%         85.9%
                       2000              23.1%        -37.8%
                       2001             -14.0%        -17.3%
                       2002             -26.7%        -19.3%
                       2003             -12.5%         24.6%
                       1Q04              -3.2%         11.0%
                       2Q04              -4.8%         -3.4%
                   Since Inception        9.8%          4.8%


[CREDIT SUISSE ASSET MANAGEMENT LOGO]      September 2004               Slide 9

RESTRICTED SECURITIES

                                                                       NUMBER                                             FAIR
                                                                         OF            ACQUISITION                      VALUE AT
      SECURITY                                                      UNITS/SHARES         DATE(S)            COST        05/31/04
      --------                                                      ------------   -------------------   -----------   ----------
      BPW Israel Ventures LLC                                          1,156,470   10/05/00 - 06/30/03   $   957,537   $  772,886
                                                                          17,250        12/26/03              17,250       11,528
                                                                         291,878        02/11/04             291,878      195,067
                                                                    ------------                         -----------   ----------
                                                                       1,465,598                           1,266,665      979,481
                                                                    ============                         ===========   ==========
      Concord Ventures Fund II, L.P.                                   3,280,000   03/29/00 - 07/15/03     2,639,696    1,264,476
                                                                         120,000        03/02/04             120,000       46,261
                                                                    ------------                         -----------   ----------
                                                                       3,400,000                           2,759,696    1,310,737
                                                                    ============                         ===========   ==========
      Emerging Markets Ventures I, L.P.                                7,075,037   01/22/98 - 06/30/03     5,306,621    4,870,739
                                                                          36,095        12/30/03              36,095       24,849
                                                                    ------------                         -----------   ----------
                                                                       7,111,132                           5,342,716    4,895,588
                                                                    ------------                         -----------   ----------
      Exxel Capital Partners V, L.P.                                   1,897,761   05/11/98 - 12/03/98       539,966            0
                                                                    ============                         ===========   ==========
      Formula Ventures L.P.                                            1,467,094   08/06/99 - 07/24/03       561,945      242,511
                                                                    ------------                         -----------   ----------
      Giza GE Venture Fund III, L.P.                                   1,540,000   01/31/00 - 04/30/03     1,232,254      832,447
                                                                         165,000        12/10/03             165,000       89,191
                                                                         165,000       03/15/2004            165,000       89,191
                                                                    ============                         ===========   ==========
                                                                       1,870,000                           1,562,254    1,010,829
                                                                    ------------                         -----------   ----------
      Independent Network Television, Series II                        1,000,000        07/06/98           1,000,000      500,000
                                                                    ------------                         -----------   ----------
      International Wireless Communications Holdings Corp.                15,092        12/08/97             414,568            0
                                                                    ============                         ===========   ==========
      J.P. Morgan Latin America Capital Partners (Cayman), L.P.          798,055   04/10/00 - 05/28/03       782,440      694,084
                                                                    ------------                         -----------   ----------
      J.P. Morgan Latin America Capital Partners (Delaware), L.P.      1,188,453   04/10/00 - 04/17/03       695,468      426,881
                                                                          94,588       03/26/2004             55,352       33,975
                                                                    ============                         ===========   ==========
                                                                       1,283,041                             750,820      460,856
                                                                    ------------                         -----------   ----------
      K.T. Concord Venture Fund L.P.                                   2,000,000   12/08/97 - 09/29/00     1,866,215    1,049,978
                                                                    ------------                         -----------   ----------
      Neurone Ventures II, L.P.                                          337,500   11/24/00 - 06/23/03       259,715      161,092
                                                                          67,500        05/26/04              67,500       32,218
                                                                    ============                         ===========   ==========
                                                                         405,000                             327,215      193,310
                                                                    ------------                         -----------   ----------

                                                                                 PERCENT
                                                                    VALUE PER     OF NET   DISTRIBUTIONS
      SECURITY                                                      UNIT/SHARE    ASSETS     RECEIVED
      --------                                                      ----------   -------   -------------
      BPW Israel Ventures LLC                                       $     0.67      0.96
                                                                          0.67      0.02
                                                                          0.67      0.24
                                                                                 -------   -------------
                                                                                    1.22              --
                                                                                 =======   =============
      Concord Ventures Fund II, L.P.                                      0.39      1.57
                                                                          0.39      0.06
                                                                                 -------   -------------
                                                                                    1.63              --
                                                                                 =======   =============
      Emerging Markets Ventures I, L.P.                                   0.69      6.07
                                                                          0.69      0.03
                                                                                 -------   -------------
                                                                                    6.10   $   1,169,680
                                                                                 -------   -------------
      Exxel Capital Partners V, L.P.                                      0.00      0.00         205,185
                                                                                 =======   =============
      Formula Ventures L.P.                                               0.17      0.30         292,476
                                                                                 -------   -------------
      Giza GE Venture Fund III, L.P.                                      0.54      1.04
                                                                          0.54      0.11
                                                                          0.54      0.11
                                                                                 =======   =============
                                                                                    1.26          64,135
                                                                                 -------   -------------
      Independent Network Television, Series II                           0.50      0.62              --
                                                                                 -------   -------------
      International Wireless Communications Holdings Corp.                0.00      0.00          10,564
                                                                                 =======   =============
      J.P. Morgan Latin America Capital Partners (Cayman), L.P.           0.87      0.87              28
                                                                                 -------   -------------
      J.P. Morgan Latin America Capital Partners (Delaware), L.P.         0.36      0.53
                                                                          0.36      0.04
                                                                                 =======   =============
                                                                                    0.57         594,742
                                                                                 -------   -------------
      K.T. Concord Venture Fund L.P.                                      0.52      1.31         659,447
                                                                                 -------   -------------
      Neurone Ventures II, L.P.                                           0.48      0.20
                                                                          0.48      0.04
                                                                                 =======   =============
                                                                                    0.24         27,699
                                                                                 -------   -------------

Source: ETF Semiannual Report


[CREDIT SUISSE ASSET MANAGEMENT LOGO]      September 2004              Slide 10

RESTRICTED SECURITIES (CONT.)
                                            NUMBER                                                   FAIR
                                              OF            ACQUISITION                           VALUE AT
      SECURITY                           UNITS/SHARES         DATE(S)             COST            05/31/04
      --------                           ------------   -------------------   --------------   --------------
      The Renaissance Fund LDC                    160   03/30/94 - 03/21/97   $      485,495   $       99,286
                                         ============                         ==============   ==============
      SVE Star Ventures Enterprises
        GmbH & Co. No. IX KG.               1,000,000   12/21/00 - 08/18/03          807,059          499,450
                                         ------------                         --------------   --------------
      Technology Crossover Ventures
        IV. L.P.                            1,440,400   03/08/00 - 11/14/03          897,138        1,036,927
                                               86,400         01/15/04                84,675           62,198
                                         ------------                         --------------   --------------
                                            1,526,800                                981,813        1,099,125
                                         ------------                         --------------   --------------
      TeleSoft Partners L.P.                1,250,000   07/22/97 - 06/07/01          614,980          212,763
                                         ------------                         --------------   --------------
      TeleSoft Partners II QP, L.P.         1,140,000   07/14/00 - 12/12/02          894,201          522,918
                                              120,000         12/08/03               120,000           55,044
                                         ============                         ==============   ==============
                                            1,260,000                              1,014,201          577,962
                                         ------------                         --------------   --------------

      TVG Asian Communications
        Fund II, L.P.                       2,930,599   06/07/00 - 11/07/03        2,700,895        2,106,570
                                               77,775         12/31/03                77,775           55,906
                                         ------------                         --------------   --------------
                                            3,008,374                              2,778,670        2,162,476
                                         ------------                         --------------   --------------
      Walden-Israel Ventures III. L.P.        340,313   02/23/01 - 10/09/03          263,688          226,073
                                               83,875         02/02/04                83,875           55,719
                                               68,750         05/27/04                68,750           45,671
                                         ------------                         --------------   --------------
                                              492,938                                416,313          327,463
                                         ============                         ==============   ==============
      Total                                                                   $   24,273,031   $   16,315,899
                                                                              ==============   ==============

                                                      PERCENT
                                          VALUE PER    OF NET     DISTRIBUTIONS
      SECURITY                           UNIT/SHARE    ASSETS       RECEIVED
      --------                           ----------   -------     -------------
      The Renaissance Fund LDC           $   620.54      0.12     $   1,497,612
                                                      =======     =============
      SVE Star Ventures Enterprises
        GmbH & Co. No. IX KG.                  0.50      0.62                --
                                                      -------     -------------
      Technology Crossover Ventures
        IV. L.P.                               0.72      1.29
                                               0.72      0.08
                                                      -------     -------------
                                                         1.37           591,272
                                                      -------     -------------
      TeleSoft Partners L.P.                   0.17      0.27         7,180,939
                                                      -------     -------------
      TeleSoft Partners II QP, L.P.            0.46      0.65
                                               0.46      0.07
                                                      =======     =============
                                                         0.72          113,986
                                                      -------     -------------

      TVG Asian Communications
        Fund II, L.P.                          0.72      2.62
                                               0.72      0.07
                                                      -------     -------------
                                                         2.69            91,040
                                                      -------     -------------
      Walden-Israel Ventures III. L.P.         0.66      0.28
                                               0.66      0.07
                                               0.66      0.06
                                                      -------     -------------
                                                         0.41                --
                                                      =======     =============
      Total                                             20.32     $  12,498,805
                                                      =======     =============


[CREDIT SUISSE ASSET MANAGEMENT LOGO]      September 2004              Slide 11

CURRENT SHARE REPURCHASE PROGRAM

On December 4, 2003, The Emerging Markets Telecommunications Fund, Inc. (NYSE:
ETF) (the "Fund") announced that its Board of Directors, at a meeting held on November 21, 2003, authorized management to make open market purchases from time to time in an amount up to 10% of the Fund's outstanding shares whenever the Fund's shares are trading at a discount to net asset value of 15% or more. Open market purchases may also be made within the discretion of management if the discount is less than 15%. The Board has instructed management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund's website on a monthly basis. Set forth below is a report for 2004.

REPURCHASE SUMMARY

MONTH          SHARES    AMOUNT           NAV IMPACT(E)
-------------------------------------------------------
January-04           0   $         0.00         0.00000
February-04     60,100   $   482,994.92         0.00826
March-04        99,000   $   804,612.18         0.01285
April-04        49,200   $   412,523.15         0.00667
May-04          55,400   $   410,204.00         0.00809
June-04         37,600   $   290,189.75         0.00577
July-04         70,600   $   543,708.51         0.01141
August-04       29,600   $   225,818.92         0.00429

TOTAL:         401,500     3,170,051.43         0.05734

- Year to date through August 31, 2004, approximately 4.4% of the Fund has been repurchased.

Source: BEAR STEARNS / ETF WEBSITE


[CREDIT SUISSE ASSET MANAGEMENT LOGO]      September 2004              Slide 12

TENDER OFFERS HAVE NOT HAD A LASTING IMPACT ON DISCOUNT

[CHART]

NAV/MARKET PRICE COMPARISON

              NAV    PRICE
             -----   ------
  1/5/2001    10.9   8.4375
 1/12/2001   11.25    8.875
 1/19/2001   11.72   9.3125
 1/26/2001    11.6      9.5
 1/31/2001   11.81      9.5
  2/2/2001   11.78      9.5
  2/9/2001   11.45     8.81
 2/16/2001   11.25     8.97
 2/23/2001   10.92     8.53
 2/28/2001   10.79     8.53
  3/2/2001   10.72      8.5
  3/9/2001   10.64     8.55
 3/16/2001   10.18      8.1
 3/23/2001    9.74     7.55
 3/30/2001    9.59     7.58
  4/6/2001    9.42     7.25
 4/12/2001    9.96     7.76
 4/20/2001   10.08     8.35
 4/27/2001   10.22     8.21
 4/30/2001   10.34     8.42
  5/5/2001   10.48      8.4
 5/11/2001   10.28     8.25
 5/18/2001   10.41     8.18
 5/25/2001    10.5     8.17
 5/31/2001   10.22     8.02
  6/1/2001   10.24     7.98
  6/8/2001   10.53      8.3
 6/15/2001   10.09     8.16
 6/22/2001    9.99     8.05
 6/29/2001    9.89     8.11
  7/6/2001     9.7     8.05
 7/13/2001    9.47     7.88
 7/20/2001    9.39     7.66
 7/27/2001    9.43      7.6
 7/31/2001    9.45     7.65
  8/3/2001    9.58      7.6
 8/10/2001    9.33      7.5
 8/17/2001    9.07     7.37
 8/24/2001    8.85     7.34
 8/31/2001    8.77      7.1
  9/7/2001    8.27     6.86
 9/21/2001    7.65     5.82
 9/28/2001    7.81     6.31
 10/5/2001    7.87      6.4
10/12/2001    8.01      6.6
10/19/2001    7.87     6.39
10/26/2001    8.02     6.45
10/31/2001    7.96     6.49
 11/2/2001    8.07     6.58
 11/9/2001    8.22     6.88
11/16/2001    8.37     6.99
11/23/2001    8.58      6.8
11/30/2001    8.42     6.88
 12/7/2001    8.81     7.11
12/14/2001    8.56        7
12/21/2001     8.5     6.86
12/28/2001    8.73        7
12/31/2001    8.56     7.05
  1/4/2002     8.9     7.21
 1/11/2002    8.62     7.08
 1/18/2002    8.51     7.07
 1/25/2002     8.8     7.25
 1/31/2002    8.72     7.14
  2/1/2002    8.65     7.17
  2/8/2002    8.51     6.98
 2/15/2002    8.66     7.02
 2/22/2002    8.51     7.03
 2/28/2002    8.54     7.07
  3/1/2002    8.63     7.14
  3/8/2002    8.92     7.51
 3/15/2002    8.84      7.4
 3/22/2002    8.95     7.38
 3/28/2002       9     7.46
  4/5/2002    8.87     7.42
 4/12/2002    8.67     7.37
 4/19/2002    8.87     7.46
 4/26/2002    8.81      7.3
 4/30/2002    8.77     7.35
  5/3/2002    8.76     7.48
 5/10/2002    8.69      7.3
 5/17/2002    9.02     7.56
 5/24/2002    8.95      7.5
 5/31/2002    8.71     7.48
  6/7/2002    8.54      7.3
 6/14/2002    8.53     7.03
 6/21/2002    8.17      6.8
 6/28/2002       8     6.77
  7/5/2002    8.11     6.82
 7/12/2002     8.1     6.62
 7/19/2002    7.97     6.49
 7/26/2002    7.45     6.18
 7/31/2002    7.55      6.4
  8/2/2002    7.44     6.05
  8/9/2002    7.41     6.37
 8/16/2002    7.62      6.4
 8/23/2002    7.53      6.3
 8/30/2002    7.31     6.25
  9/6/2002    7.12     5.96
 9/13/2002    7.18      5.9
 9/20/2002    6.95     5.69
 9/27/2002    6.83     5.55
 9/30/2002    6.69     5.51
 10/4/2002    6.83     5.57
10/11/2002    6.61      5.6
10/18/2002    6.78     5.68
10/25/2002    6.77     5.85
10/31/2002    6.76     5.97
 11/1/2002    6.76     5.92
 11/8/2002    6.95     5.73
11/15/2002    7.05     5.82
11/22/2002    7.17     5.92
11/29/2002     7.3     6.22
 12/6/2002    7.29     6.07
12/13/2002    7.18        6
12/20/2002    7.19     5.84
12/27/2002    7.05     5.81
12/31/2002    6.91     5.76
  1/3/2003    7.01     5.86
 1/10/2003    7.05     5.86
 1/17/2003    7.02     5.82
 1/24/2003    6.69     5.48
 1/31/2003    6.66      5.5
  2/7/2003     6.5      5.4
 2/14/2003    6.42     5.32
 2/21/2003    6.55     5.39
 2/28/2003    6.42     5.33
  3/7/2003    6.34     5.24
 3/14/2003    6.32     5.27
 3/21/2003    6.41     5.43
 3/28/2003    6.29     5.36
 3/31/2003    6.25     5.28
  4/4/2003    6.42     5.44
 4/11/2003     6.5     5.31
 4/17/2003    6.62     5.53
 4/25/2003    6.57     5.47
 4/30/2003    6.72     5.69
  5/2/2003    6.78      5.7
  5/9/2003    6.88     5.78
 5/16/2003    6.86     5.72
 5/23/2003    6.86     5.69
 5/30/2003       7     5.82
  6/6/2003       7     6.04
 6/13/2003     7.1     5.91
 6/20/2003     7.2     6.09
 6/27/2003     7.2     6.14
 6/30/2003    7.18     6.09
  7/3/2003    7.26     6.15
 7/11/2003    7.26     6.16
 7/18/2003    7.21     6.11
 7/25/2003    7.28     6.12
 7/31/2003    7.34     6.21
  8/1/2003    7.32      6.2
  8/8/2003    7.28     6.05
 8/15/2003    7.42     6.31
 8/22/2003    7.53     6.34
 8/29/2003    7.61     6.58
  9/5/2003    7.74     6.55
 9/12/2003    7.63      6.5
 9/19/2003    7.82     6.64
 9/26/2003    7.71     6.37
 9/30/2003    7.76     6.52
 10/3/2003    7.98      6.8
10/10/2003    8.15     6.73
10/17/2003    8.19     6.72
10/24/2003    8.08     6.75
10/31/2003    8.17      6.9
 11/7/2003    8.26     7.06
11/14/2003    8.17     6.88
11/21/2003    7.97     6.74
11/28/2003    8.17     6.85
 12/5/2003    8.34      6.9
12/12/2003    8.35      6.9
12/19/2003    8.32     7.05
12/26/2003     8.4     7.11
12/31/2003    8.61     7.46
  1/2/2004    8.74      7.5
  1/9/2004    9.15      8.3
 1/16/2004    8.96     8.61
 1/23/2004    9.34      8.8
 1/30/2004    9.02      8.1
  2/6/2004    9.03     8.18
 2/13/2004    9.36     8.29
 2/20/2004    9.28     7.89
 2/27/2004    9.27     8.26
  3/5/2004    9.58     8.28
 3/12/2004     9.2     7.92
 3/19/2004    9.32     8.09
 3/26/2004     9.3     8.28
 3/31/2004    9.56     8.45
  4/2/2004    9.73     8.52
  4/8/2004     9.9     8.75
 4/16/2004     9.6     8.38
 4/23/2004    9.58     8.14
 4/30/2004    8.97     7.88
  5/7/2004     8.8     7.27
 5/14/2004    8.58     7.15
 5/21/2004    8.76     7.41
 5/28/2004    9.02     7.76
  6/4/2004    8.89      7.6
 6/10/2004    9.15     7.74
 6/18/2004    9.04     7.66
 6/25/2004    9.14     7.75
 6/30/2004    9.24     7.67
  7/2/2004    9.23     7.76
  7/9/2004    9.14     7.61
 7/16/2004    9.17     7.83
 7/23/2004       9     7.59
 7/30/2004    8.94     7.74
  8/6/2004    8.73      7.6
 8/13/2004    8.79     7.43
 8/20/2004    8.97     7.63
 8/27/2004    8.99     7.69
 8/31/2004    9.02     7.64

             % PREMIUM/DISCOUNT
             ------------------
  1/5/2001               -22.59
 1/12/2001               -21.11
 1/19/2001               -20.54
 1/26/2001                -18.1
 1/31/2001               -19.56
  2/2/2001               -19.35
  2/9/2001               -23.06
 2/16/2001               -20.27
 2/23/2001               -21.89
 2/28/2001               -20.95
  3/2/2001               -20.71
  3/9/2001               -19.64
 3/16/2001               -20.43
 3/23/2001               -22.48
 3/30/2001               -20.96
  4/6/2001               -23.04
 4/12/2001               -22.09
 4/20/2001               -17.16
 4/27/2001               -19.67
 4/30/2001               -18.57
  5/5/2001               -19.85
 5/11/2001               -19.75
 5/18/2001               -21.42
 5/25/2001               -22.19
 5/31/2001               -21.53
  6/1/2001               -22.07
  6/8/2001               -21.18
 6/15/2001               -19.13
 6/22/2001               -19.42
 6/29/2001                  -18
  7/6/2001               -17.01
 7/13/2001               -16.79
 7/20/2001               -18.42
 7/27/2001               -19.41
 7/31/2001               -19.05
  8/3/2001               -20.67
 8/10/2001               -19.61
 8/17/2001               -18.74
 8/24/2001               -17.06
 8/31/2001               -19.04
  9/7/2001               -17.05
 9/21/2001               -23.92
 9/28/2001               -19.21
 10/5/2001               -18.68
10/12/2001                -17.6
10/19/2001               -18.81
10/26/2001               -19.58
10/31/2001               -18.47
 11/2/2001               -18.46
 11/9/2001                -16.3
11/16/2001               -16.49
11/23/2001               -20.75
11/30/2001               -18.29
 12/7/2001                -19.3
12/14/2001               -18.22
12/21/2001               -19.29
12/28/2001               -19.82
12/31/2001               -17.64
  1/4/2002               -18.99
 1/11/2002               -17.87
 1/18/2002               -16.92
 1/25/2002               -17.61
 1/31/2002               -18.12
  2/1/2002               -17.11
  2/8/2002               -17.98
 2/15/2002               -18.94
 2/22/2002               -17.39
 2/28/2002               -17.21
  3/1/2002               -17.27
  3/8/2002               -15.81
 3/15/2002               -16.29
 3/22/2002               -17.54
 3/28/2002               -17.11
  4/5/2002               -16.35
 4/12/2002               -14.99
 4/19/2002                -15.9
 4/26/2002               -17.14
 4/30/2002               -16.19
  5/3/2002               -14.61
 5/10/2002                  -16
 5/17/2002               -16.19
 5/24/2002                -16.2
 5/31/2002               -14.12
  6/7/2002               -14.52
 6/14/2002               -17.58
 6/21/2002               -16.77
 6/28/2002               -15.38
  7/5/2002               -15.91
 7/12/2002               -18.27
 7/19/2002               -18.57
 7/26/2002               -17.05
 7/31/2002               -15.23
  8/2/2002               -18.68
  8/9/2002               -14.04
 8/16/2002               -16.01
 8/23/2002               -16.33
 8/30/2002                -14.5
  9/6/2002               -16.29
 9/13/2002               -17.83
 9/20/2002               -18.13
 9/27/2002               -18.74
 9/30/2002               -17.64
 10/4/2002               -18.45
10/11/2002               -15.28
10/18/2002               -16.22
10/25/2002               -13.59
10/31/2002               -11.69
 11/1/2002               -12.43
 11/8/2002               -17.55
11/15/2002               -17.45
11/22/2002               -17.43
11/29/2002               -14.79
 12/6/2002               -16.74
12/13/2002               -16.43
12/20/2002               -18.78
12/27/2002               -17.59
12/31/2002               -16.64
  1/3/2003               -16.41
 1/10/2003               -16.88
 1/17/2003               -17.09
 1/24/2003               -18.09
 1/31/2003               -17.42
  2/7/2003               -16.92
 2/14/2003               -17.13
 2/21/2003               -17.71
 2/28/2003               -16.98
  3/7/2003               -17.35
 3/14/2003               -16.61
 3/21/2003               -15.29
 3/28/2003               -14.79
 3/31/2003               -15.52
  4/4/2003               -15.26
 4/11/2003               -18.31
 4/17/2003               -16.47
 4/25/2003               -16.74
 4/30/2003               -15.33
  5/2/2003               -15.93
  5/9/2003               -15.99
 5/16/2003               -16.62
 5/23/2003               -17.06
 5/30/2003               -16.86
  6/6/2003               -13.71
 6/13/2003               -16.76
 6/20/2003               -15.42
 6/27/2003               -14.72
 6/30/2003               -15.18
  7/3/2003               -15.29
 7/11/2003               -15.15
 7/18/2003               -15.26
 7/25/2003               -15.93
 7/31/2003                -15.4
  8/1/2003                -15.3
  8/8/2003                -16.9
 8/15/2003               -14.96
 8/22/2003                -15.8
 8/29/2003               -13.53
  9/5/2003               -15.37
 9/12/2003               -14.81
 9/19/2003               -15.09
 9/26/2003               -17.38
 9/30/2003               -15.98
 10/3/2003               -14.79
10/10/2003               -17.42
10/17/2003               -17.95
10/24/2003               -16.46
10/31/2003               -15.54
 11/7/2003               -14.53
11/14/2003               -15.79
11/21/2003               -15.43
11/28/2003               -16.16
 12/5/2003               -17.27
12/12/2003               -17.37
12/19/2003               -15.26
12/26/2003               -15.36
12/31/2003               -13.36
  1/2/2004               -14.19
  1/9/2004                -9.29
 1/16/2004                -3.91
 1/23/2004                -5.78
 1/30/2004                -10.2
  2/6/2004                -9.41
 2/13/2004               -11.43
 2/20/2004               -14.98
 2/27/2004                -10.9
  3/5/2004               -13.57
 3/12/2004               -13.91
 3/19/2004                -13.2
 3/26/2004               -10.97
 3/31/2004               -11.61
  4/2/2004               -12.44
  4/8/2004               -11.62
 4/16/2004               -12.71
 4/23/2004               -15.03
 4/30/2004               -12.15
  5/7/2004               -17.39
 5/14/2004               -16.67
 5/21/2004               -15.41
 5/28/2004               -13.97
  6/4/2004               -14.51
 6/10/2004               -15.41
 6/18/2004               -15.27
 6/25/2004               -15.21
 6/30/2004               -16.99
  7/2/2004               -15.93
  7/9/2004               -16.74
 7/16/2004         -14.61286805
 7/23/2004         -15.66666667
 7/30/2004         -13.42281879
  8/6/2004         -12.94387171
 8/13/2004         -15.47212742
 8/20/2004          -14.9386845
 8/27/2004         -14.46051168
 8/31/2004         -15.29933481

Source: Lipper Quarterly Closed-End Fund Performance Analysis and CSAM


[CREDIT SUISSE ASSET MANAGEMENT LOGO]      September 2004              Slide 13

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

JUNE 1ST 1992         Equity offering for The Emerging Markets
                        Telecommunications Fund, Inc.

DECEMBER 20th 1993    Equity offering for The Emerging Markets
                        Infrastructure Fund (EMG)

NOVEMBER 3rd 2000     Merged with EMG
                      EMG had a 50% tender offer at the time of the merger
                      EMG held $16.2 million in private equity at the time of
                        the merger

OCTOBER 26th 2001     Tender Offer (15% of outstanding shares)

OCTOBER 28th 2002     Tender Offer (15% of outstanding shares)

CURRENT               Share buyback of up to 10% of outstanding shares

Source: Description provided by Bassini Playfair Wright


[CREDIT SUISSE ASSET MANAGEMENT LOGO]      September 2004              Slide 14

FOOTNOTES

(a) The Morgan Stanley Capital International Emerging Markets Index is an unmanaged index (with no defined investment objective) of emerging-market equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

(b) The Morgan Stanley Capital International EM (Emerging Markets) Telecommunication Services Index is a free float-adjusted market capitalization index that is designed to measure the performance of telecommunications equities in emerging markets. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

(c) The performance for the portfolio excluding private placements is calculated internally using the Wilshire attribution system.

(d) The IRR return is determined by the change in the value of the private equity investments in the Fund over the stated period, including cash flows during the period.

(e) "NAV Impact" represents the anti-dilutive impact on the net asset value per share of the Fund due to the repurchase of capital shares.


[CREDIT SUISSE ASSET MANAGEMENT LOGO]      September 2004              Slide 15

LEGAL DISCLOSURES

- This material has been prepared by Credit Suisse Asset Management, LLC on the basis of publicly available information, internally developed data and other third party sources believed to be reliable. However, no assurances are provided regarding the reliability of such information. All opinions and views constitute judgements as of the date of writing, and are subject to change at any time without notice.

- Credit Suisse Asset Management, LLC is a member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group.

- The data presented is for informational purposes only. This report is not a current or past recommendation or a solicitation of an offer to buy or sell any securities or to adopt any investment strategy. Readers are advised not to assume that any investment in securities, companies, sectors or markets described will be profitable. The companies, securities, sectors and/or markets listed herein are included solely for illustrative purposes regarding economic trends and conditions or investment process and may or may not be held by accounts managed by Credit Suisse Asset Management, LLC or its affiliates. Characteristics and performance of individual client accounts will vary.

- Investing entails risks, including possible loss of principal. There are special risk considerations associated with international investing, especially in emerging markets. International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments. Since the Fund focuses its investments on companies involved in telecommunications, an investment in the Fund may involve a greater degree of risk than an investment in other funds that seek capital appreciation by investing in a broader mix of issuers. The information presented is for informational purposes only. This is not a recommendation to buy or sell or a solicitation of an offer to buy or sell any securities or adopt any investment strategy. Past performance is no guarantee of future performance.


[CREDIT SUISSE ASSET MANAGEMENT LOGO]      September 2004              Slide 16